Exhibit 32.2

RITA Medical Systems, Inc.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of RITA Medical Systems, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Angel, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of RITA Medical Systems Inc.

By:	/S/ MICHAEL ANGEL
Michael Angel Chief Financial Officer

March 15, 2006

A signed original of this written statement as required by Section 906 has been provided to RITA Medical Systems, Inc. and will be retained by RITA Medical Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.